Exhibit 10.8

INSU Acquisition Corp. III

2929 Arch Street, Suite 1703

Philadelphia, PA 19104-2870

Attention: Joseph W. Pooler, Jr.

Dated: __________, 2020

Insurance Acquisition Sponsor III, LLC (“Lender”) hereby agrees to make to INSU Acquisition Corp. III (“Borrower”), one or more loans for the purposes described in paragraph 2 hereof, in amounts and upon the terms and conditions set forth below:

1. AMOUNT

Lender shall make or cause one or more of its affiliates to make one or more loans (hereafter sometimes referred to collectively as the “Loans” and each individually as a “Loan,”) to Borrower in the maximum aggregate amount for all Loans of $750,000, subject to the terms and conditions contained herein.

For each Loan requested by Borrower, Borrower shall submit a written notice stating the amount of the Loan being requested, disbursement instructions, and the required disbursement date. Unless waived by Lender, such notice shall be delivered to Lender by Borrower not less than five (5) business days prior to the requested disbursement date. For these purposes, a “business day” is any day that is not a Saturday or Sunday, or a day on which commercial banks in New York, New York are authorized or required by law to remain closed. Each Loan shall be evidenced by a Promissory Note from Borrower to Lender in the form annexed hereto as Exhibit A (each, a “Promissory Note”).

2. PURPOSES

The proceeds of the Loans shall only be requested, and shall only be used, to fund the Borrower’s working capital requirements and expenses relating to the identification and acquisition of one or more businesses, or if no such acquisition is completed, expenses in connection with the liquidation of Borrower.

3. PAYMENT TERMS

The entire aggregate principal balance of the Loans, and all of the Promissory Notes evidencing the Loans, shall be due and payable in full on the date upon which the Borrower completes an acquisition or other business combination with one or more businesses, as more particularly set forth in the prospectus dated __________, 2020 of the Borrower, in the section captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources”.

4. INTEREST RATE

The Loans shall bear no interest.

5. SECURITY FOR LOANS

The Loans shall be unsecured.

6. CONVERSION; DEFAULT; REMEDIES

(i)	The Loans may be converted into units of the Borrower upon the terms and conditions set forth in the form of Promissory Note annexed hereto as Exhibit A and incorporated herein by this reference.

(ii)	The events of default and remedies with respect to the Loans are set forth in the form of Promissory Note annexed hereto as Exhibit A and incorporated herein by this reference.

7. LOAN FEES

Borrower shall not pay Lender any loan, commitment or other, similar, fees in connection with the Loans.

8. MISCELLANEOUS

A. Assignment

This Commitment Letter, each Promissory Note, and the Loans, or any portion thereof, may be assigned by Lender; provided, however, that Lender shall remain obligated to provide Borrower with the Loans. Borrower shall not transfer or assign (by operation of law or otherwise) this Commitment Letter without Lender’s prior written consent which shall be in the sole and absolute discretion of Lender. If Borrower, in any event, transfers or assigns (by operation of law or otherwise) this Commitment Letter without Lender’s prior written consent, this Commitment Letter shall automatically terminate and Lender shall have no further obligation hereunder.

B. Expenses

All out-of-pocket expenses incurred by Lender in connection with this Commitment Letter and the Loans, including any legal fees and expenses incurred by Lender in connection with Lender enforcing its rights hereunder, shall be payable by Borrower, on demand, whether or not any Loans are made pursuant hereto. This obligation shall survive the termination of this Commitment Letter. In the event of any litigation arising hereunder based on a contract claim arising hereunder, the prevailing party shall recover its attorneys’ fees and expenses from the unsuccessful party.

C. Entire Agreement

No change or modification of this Commitment Letter shall be valid unless the same is in writing and signed by the parties hereto. This Commitment Letter contains the entire agreement between the parties hereto and there are no promises, agreements, conditions, undertakings, warranties and representations, either written or oral, expressed or implied between the parties hereto other than as herein set forth.

Very truly yours,

INSURANCE ACQUISITION SPONSOR III, LLC

By:
Name:	Daniel G. Cohen
Title:	Chief Executive Officer

[Insurance SPAC III – Loan Commitment Agreement]

The undersigned hereby accepts and approves this Commitment Letter.

INSU ACQUISITION CORP. III

By:
Name:	John M. Butler
Title:	President and Chief Executive Officer

[Insurance SPAC III – Loan Commitment Agreement]

Exhibit A

Form of Promissory Note

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE MAKER THAT SUCH REGISTRATION IS NOT REQUIRED.

PROMISSORY NOTE

$[_________] Issue Date: [DATE]

No. A-[_____] New York, New York

INSU Acquisition Corp. III (the "Maker") promises to pay to the order of [Insurance Acquisition Sponsor III, LLC] (the "Payee") the principal sum of [_________] ($[_______]) in lawful money of the United States of America, on the terms and conditions described below.

1. Principal. The principal balance of this Note shall be repayable on the date (the “Maturity Date”) on which Maker consummates a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Initial Business Combination”). No amount shall be due under this Note if such Initial Business Combination is not consummated on or before the 24 month anniversary of the date of the completion of the Maker’s initial public offering (“IPO”).

2. Interest. This Note shall bear no interest.

3. Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorneys' fees, then to the payment in full of any late charges and finally to the reduction of the unpaid principal balance of this Note.

4. Conversion. At the Maturity Date, by providing written notice to Maker, Payee may elect to convert any portion or all of the amount outstanding under this Note into units of the entity surviving or resulting from the Initial Business Combination at a conversion price of $10.00 per unit. The terms and conditions of such units shall be as described in the registration statement and prospectus filed with the Securities and Exchange Commission in connection with the IPO (together, the “Registration Statement”).

5. Events of Default. The following shall constitute Events of Default:

(a) Failure to Make Required Payments. Failure by Maker to pay the principal of, or other payments on, this Note within five (5) business days following the date when due.

6. Remedies.

(a) Upon the occurrence of an Event of Default specified in Section 5(a), Payee may, by written notice to Maker, declare this Note to be due and payable, whereupon the principal amount of this Note, and all other amounts payable under this Note, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

7. Waivers. Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to this Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

8. Unconditional Liability. Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them or affecting their liability hereunder.

9. Notices. Any notice called for hereunder shall be deemed properly given if (i) sent by certified mail, return receipt requested, (ii) personally delivered, (iii) dispatched by any form of private or governmental express mail or delivery service providing receipted delivery, (iv) sent by facsimile or (v) sent by e-mail, to the following addresses or to such other address as either party may designate by notice in accordance with this Section:

If to Maker:

INSU Acquisition Corp. III

2929 Arch Street, Suite 1703

Philadelphia, PA 19104-2870

Attention:

Email:

If to Payee:

[Insurance Acquisition Sponsor III, LLC]

2929 Arch Street, Suite 1703

Philadelphia, PA 19104-2870

Attention:

Email:

Notice shall be deemed given on the earlier of (i) actual receipt by the receiving party, (ii) the date shown on a telefacsimile transmission confirmation, (iii) the date on which an e-mail transmission was received by the receiving party's on-line access provider, (iv) the date reflected on a signed delivery receipt, or (vi) two (2) business days following tender of delivery or dispatch by express mail or delivery service.

10. Construction. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

11. Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12. Trust Waiver. Notwithstanding anything herein to the contrary, the Payee hereby waives any and all right, title, interest or claim of any kind ("Claim") in or to any distribution of the trust account in which the proceeds of Maker’s IPO and the proceeds of the sale of the securities issued in a private placement to be consummated concurrently with the completion of the Maker’s IPO, as described in greater detail in the Registration Statement, and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the trust account for any reason whatsoever.

13. Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of the Maker and the Payee.

14. Assignment. No assignment or transfer of this Note or any rights or obligations hereunder may be made by any party hereto (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void.

[Signature Page Follows]

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed the day and year first above written.

INSU ACQUISITION CORP. III

By:
Name:
Title: